Advanced Series Trust
Semi-Annual period ended 6/30/2013
File number 811-5186

SUB-ITEM 77C
Matters Submitted to a Vote of Security Holders

JANUARY 2013 AST MODERATE ASSET ALLOCATION PORTFOLIO (RCM):
At a special meeting of the Portfolio, shareholders of the Trust did not approve the following proposal:

1. To approve an increase in the investment management fee rate paid to Prudential Investments LLC and AST
Investment Services, Inc. by the AST Moderate Asset
Allocation Portfolio (to be renamed as AST RCM World
Trends Portfolio).

      Shares Voted         % Voted
Affirmative   134,244,487.636         39.014%
Against      184,852,497.752         53.721%
Abstain      24,999,087.868         7.265%


FEBRUARY 2013 AST 12b-1 PLAN & ELECTION OF TRUSTEES:
1. At special joint meetings of each Portfolio of the Trust held on February 14, 2013, shareholders of the Trust's Portfolios approved the election of the following individuals to the Trust's Board of Trustees:
Susan Davenport Austin

For       14,856,658,813.544
Withheld          601,523,836.517




Sherry S. Barrat

For       14,875,516,907.467
Withheld          582,665,742.594


Kay Ryan Booth

For       14,875,526.371.420
Withheld          582,656,278.641


Timothy S. Cronin

For       14,893,388,068.436
Withheld           564,794,581.625


Delayne Dedrick Gold

For      14,831,761,608.273
Withheld          626,421,041.788


Robert F. Gunia

For      14,871,016,149.621
Withheld          587,166,500.440


W. Scott McDonald, Jr.

For      14,845,060,424.795
Withheld          613,122,225.266


Thomas T. Mooney

For       14,857,386,432.828
Withheld          600,796,217.233


Thomas M. O'Brien

For       14,883,706,788.023
Withheld           574,475,862.038


Robert F. O'Donnell

For       14,887,600,982.090
Withheld            570,581,667.971



F. Don Schwartz

For       14,825,543,871.654
Withheld          632,638,778.407

2. At special joint meetings of the indicated Portfolios of the Trust held on February 14, 2013, shareholders of each Portfolio approved a proposal to adopt a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

AST Academic Strategies Asset Allocation Portfolio

              Shares Voted      % Voted
For      593,623,264.966   92.032%
Against       18,465,375.559      2.524%
Abstain    32,935,071.434      4.763%
AST Advanced Strategies Portfolio

         Shares Voted      % Voted
For         458,160,463.793   91.953%
Against         17,728.794.092      3.558%
Abstain         22,370,757.016      4.489%


AST BlackRock Global Strategies Portfolio
         Shares Voted      % Voted
For          144,515,698.460   86.415%
Against          3,581,426.925      2.142%
Abstain         19,137,552.137      11.443%

AST BlackRock Value Portfolio
         Shares Voted      %Voted
For          87,575,697.070      92.212%
Against          2,741,768.232      2.887%
Abstain          4,654,834.723      4.901%

AST Bond Portfolio 2015
         Shares Voted      %Voted
For          8,669,431.182      90.445%
Against          41,798.059      0.436%
Abstain          874,112.845      9.119%


AST Bond Portfolio 2016
         Shares Voted      %Voted
For          6,393,757.312      94.681%
Against          117,299.899      1.737%
Abstain       241,917.367      3.582%

AST Bond Portfolio 2017
         Shares Voted      %Voted
For          27,486,574.925      89.564%
Against          1,279,452.802      4.169%
Abstain          1,923,333.919      6.267%

AST Bond Portfolio 2018

         Shares Voted      %Voted
For          38,569,812.077      89.723%
Against          2,169,932.292      5.048%
Abstain          2,248,202.437      5.229%

AST Bond Portfolio 2019

         Shares Voted      %Voted
For          16,294.252.498   90.863%
Against          495,456.971      2.763%
Abstain       1,143,143.913      6.374%


AST Bond Portfolio 2020


         Shares Voted      %Voted
For          442,309.530      77.836%
Against          125,951.366      22.164%
Abstain                    --              --

AST Bond Portfolio 2021

         Shares Voted      %Voted
For          24,418,153.983      87.630%
Against          965,494.000      3.464%
Abstain       2,481,715.737      8.906%

AST Bond Portfolio 2022

         Shares Voted      % Voted
For          31,931,782.038      91.005%
Against          1,086,832.539      3.097%
Abstain       2,069,526.362      5.898%

AST Bond Portfolio 2023

         Shares Voted      %Voted
For          13,127,057.122      93.446%
Against          362,565.060      2.581%
Abstain          558,194.596      3.973%
AST Cohen & Steers Realty Portfolio


         Shares Voted      %Voted
For         79,088,471.172      93.307%
Against         2,571,075.782      3.033%
Abstain         3,102,336.988      3.660%


AST Federated Aggressive Growth Portfolio


         Shares Voted      %Voted
For         62,954,528.369      92.015%
Against         2,496,587.129      3.649%
Abstain         2,966,912.549      4.336%


AST FI Pyramis Asset Allocation Portfolio

         Shares Voted         %Voted
For          146,259,567.001      92.310%
Against          4,859,955.068         3.067%
Abstain       7,325,544.241         4.623%
AST First Trust Balanced Target Portfolio

         Shares Voted         %Voted
For         353,584,896.639      91.914%
Against         13,362,484.890         3.473%
Abstain         17,746,752.554         4.613%



AST Franklin Templeton Founding Funds Allocation Portfolio
         Shares Voted         %Voted
For         305,864.543.150      92.172%
Against         11,434,790.124         3.445%
Abstain         14,545,328.237         4.383%

AST Global Real Estate Portfolio
         Shares Voted         %Voted
For          52,505,344.356         93.085%
Against          1,889,068.924         3.349%
Abstain          2,011,487.623         3.566%


AST Goldman Sachs Concentrated Growth Portfolio
         Shares Voted         %Voted
For         39,096,209.356         91.498%
Against         1,384,932.641         3.241%
Abstain         2,247,990.947         5.261%


AST Goldman Sachs Large-Cap Value Portfolio
         Shares Voted         %Voted
For         75,169,472.683         92.486%
Against         2,593,217.108         3.191%
Abstain         3,514,029,045         4.323%


AST Goldman Sachs Mid-Cap Growth Portfolio
         Shares Voted         %Voted
For         97,160,336.709         93.249%
Against         3,013,783.890         2.892%
Abstain         4,021,064.639         3.859%


AST Goldman Sachs Small-Cap Value Portfolio
         Shares Voted         %Voted
For          42,124,826.681         92.337%
Against          1,626,558.096         3.565%
Abstain          1,869,658.468         4.098%

AST High Yield Portfolio

         Shares Voted         %Voted
For         186,423,764.547      92.188%
Against         7,435,102.349         3.677%
Abstain         8,362,237.429         4.135%


AST International Growth Portfolio
         Shares Voted         %Voted
For         196,394,147.515      92.835%
Against         5,202,053.796         2.459%
Abstain         9,955,687.610         4.706%


AST International Value Portfolio
         Shares Voted         %Voted
For         127,610,684.182      93.859%
Against         2,897,353.347         2.131%
Abstain         5,452,061.594         4.010%

AST Investment Grade Bond Portfolio
         Shares Voted         %Voted
For         1,179,993,582.689      92.620%
Against         39,654,536.411         3.112%
Abstain         54,376,905.899         4.268%


AST Jennison Large-Cap Growth Portfolio

         Shares Voted         %Voted
For         86,502,575.015         91.217%
Against         3,835,028.887         4.044%
Abstain         4,494,083.989         4.739%



AST Jennison Large-Cap Value Portfolio

         Shares Voted         %Voted
For         102,133,980.641      92.367%
Against         4,467,188.411         4.040%
Abstain         3,972,968.43         3.593%


AST J.P. Morgan Global Thematic Portfolio

         Shares Voted         %Voted
For          181,520,554.063      91.377%
Against          6,809.648.228         3.428%
Abstain       10,320,804.918         5.195%
AST J.P. Morgan International Equity Portfolio


         Shares Voted         %Voted
For         15,754,936.023         92.895%
Against         434,716.473         2.563%
Abstain         770,448.003         4.542%


AST J.P. Morgan Strategic Opportunities Portfolio


         Shares Voted         %Voted
For         174,384,814.835      92.713%
Against         4,748,261.906         2.525%
Abstain         8,959,805.306         4.763%


AST Large-Cap Value Portfolio

         Shares Voted         %Voted
For         117,895,280.571      93.398%
Against         2,403,430.830         1.904%
Abstain         5,930,390.098         4.698%

AST Lord Abbett Core Fixed Income Portfolio
         Shares Voted         %Voted
For          194,106,851.220      92.234%
Against          7,537,971.244         3.582%
Abstain          8,805.764.337         4.184%
AST Marsico Capital Growth Portfolio


         Shares Voted         %Voted
For          103,228,149.325      92.924%
Against          3,036,016.811         2.733%
Abstain       4,824,675.123         4.343%

AST MFS Global Equity Portfolio

         Shares Voted         %Voted
For          26,279.048.888         92.598%
Against          884,603.791         3.117%
Abstain       1,216,069.625         4.284%

AST MFS Growth Portfolio
         Shares Voted         %Voted
For         139,130,081.663      91.639%
Against          4,534,792.251         2.987%
Abstain       8,159,230.390         5.374%

AST MFS Large-Cap Value Portfolio
         Shares Voted         %Voted
For          45,744,706.924         72.576%
Against          8,391,193.398         13.313%
Abstain       8,894,174.710         14.111%

AST Mid-Cap Value Portfolio

         Shares Voted         %Voted
For          44,456,722.219         92.587%
Against          1,376,094.208         2.866%
Abstain       2,183,357.664         4.547%


AST Money Market Portfolio
         Shares Voted         %Voted
For         2,683,759,243.211      90.217%
Against         119,188,639.695      4.009%
Abstain         170,059,069.443      5.720%

AST Neuberger Berman Core Bond Portfolio

         Shares Voted         %Voted
For          93,415,960.497         92.339%
Against          4,460,450.669         4.409%
Abstain       3,289,949.479         3.252%

AST Neuberger Berman Mid-Cap Growth Portfolio

         Shares Voted         %Voted
For          25,096,365.128         92.062%
Against          826,152.055         3.030%
Abstain       1,337,971.004         4.908%

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

         Shares Voted         %Voted
For          26,832,443.070         92.040%
Against          788,515.033         2.705%
Abstain       1,529,409.430         5.246%

AST New Discovery Asset Allocation Portfolio

         Shares Voted         %Voted
For          34,753,127.664         93.484%
Against          1,172,709.524         3.154%
Abstain       1,249,861.189         3.362%

AST Parametric Emerging Markets Equity Portfolio

         Shares Voted         %Voted
For          137,693,258.788      93.139%
Against          4,874,129.425         3.297%
Abstain       5,269,129.502         3.564%

AST PIMCO Limited Maturity Bond Portfolio
         Shares Voted         %Voted
For         106,755,713.791      93.001%
Against         3,154,972.221         2.748%
Abstain         4,879,918.871         4.251%

AST PIMCO Total Return Bond Portfolio

         Shares Voted         %Voted
For         598,751,024.642      92.363%
Against         18,421,042.326         2.842%
Abstain         31,086,664.749         4.795%

AST Prudential Core Bond Portfolio


         Shares Voted         %Voted
For         234,105,910.867      94.069%
Against         5,460,129.425         2.194%
Abstain         9,300,169.143         3.737%


AST Prudential Growth Allocation Portfolio (formerly, AST
First Trust Capital Appreciation Target Portfolio)

         Shares Voted         %Voted
For         428,659,809.964      92.484%
Against         14,343,946.134         3.095%
Abstain         20,494,504.013         4.421%

AST QMA US Equity Alpha Portfolio

         Shares Voted         %Voted
For          27,983,543.899         93.580%
Against          674,423.690         2.255%
Abstain       1,245,479.504         4.165%


AST RCM World Trends Portfolio (formerly, AST Moderate Asset
Allocation Portfolio)

         Shares Voted      %Voted
For          298,205,480.121   88.879%
Against          17,235,211.120      5.137%
Abstain       20,078,963.421      5.984%

AST Schroders Global Tactical Portfolio
         Shares Voted         %Voted
For          215,486,459.051      91.909%
Against          7,235,107.934         3.086%
Abstain       11,736,754.612         5.006%


AST Schroders Multi-Asset World Strategies Portfolio
         Shares Voted         %Voted
For          229,392,703.861      92.179%
Against          7,762,170.122         3.119%
Abstain       11,701.365.849         4.702%

AST Small-Cap Growth Portfolio
         Shares Voted         %Voted
For         27,026,375.085         91.993%
Against          1,043,167.381         3.551%
Abstain          1,309,187.644         4.456%

AST Small-Cap Value Portfolio

         Shares Voted         %Voted
For          52,776,173.987         92.816%
Against          1,608,554.889         2.829%
Abstain       2,476,373.896         4.355%

AST T. Rowe Price Asset Allocation Portfolio

         Shares Voted         %Voted
For         343,260,533.090      91.238%
Against         14,121,776.760         3.753%
Abstain         18,845,502.775         5.009%


AST T. Rowe Price Equity Income Portfolio

         Shares Voted         %Voted
For         230,669,103.374      93.223%
Against         7,069,494.077         2.857%
Abstain       9,699,727.015         3.920%

AST T. Rowe Price Large-Cap Growth Portfolio

         Shares Voted         %Voted
For         129,262,604.943      92.294%
Against         4,432.974.989         3.165%
Abstain         6,360,172.734         4.541%

AST T. Rowe Price Natural Resources Portfolio
         Shares Voted         %Voted
For         34,242,068.169         92.713%
Against         1,187,151.981         3.214%
Abstain         1,504,429.336         4.073%


AST Templeton Global Bond Portfolio (formerly, AST T. Rowe
Price Global Bond Portfolio)

         Shares Voted         %Voted
For          39,466,962.895         92.392%
Against          1,278.221.726         2.992%
Abstain          1,971,949.192         4.616%

AST Wellington Management Hedged Equity Portfolio

         Shares Voted         %Voted
For          88,152,352.495         92.834%
Against          3,122,682.508         3.289%
Abstain       3,682,045,706         3.877%

AST Western Asset Core Plus Bond Portfolio

         Shares Voted         %Voted
For          253,307,719.679      93.311%
Against          6,658,739.936         2.453%
Abstain       11,499,809.670         4.236%

AST Western Asset Emerging Markets Debt Portfolio
         Shares Voted         %Voted
For         58,945,609.301         95.754%
Against         -----------------         0%
Abstain       2,613,813.174         4.246%

MARCH 2013 AST RE-POSITIONINGS:

AST Goldman Sachs Multi-Asset Portfolio (formerly, AST
Horizon Moderate Asset Allocation Portfolio)

At a special meeting of shareholders of the Portfolio held on March 22, 2013, shareholders of the Portfolio approved the following proposals:

1.  To approve an amended investment management agreement.


      Shares Voted         % Voted
For      222,168,063.276      88.351%
Against      14,686,978.404         5.840%
Abstain      14,608,361.067         5.809%


2. To approve a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment
Company Act of 1940, as amended.

      Shares Voted         % Voted
For      222,868,299.289      88.628%
Against      13,387,302.962            5.324%
Abstain      15,207,800.496         6.048%



AST Prudential Growth Allocation Portfolio (formerly, AST
First Trust Capital Appreciation Target Portfolio)

At a special meeting of shareholders of the Portfolio held on March 22, 2013, shareholders of the Portfolio approved the following proposals:

1.  To approve a new subadvisory agreement between Prudential
Investments LLC (PI) and AST Investment
Services, Inc. (ASTIS, and collectively with PI, the Manager)
and Quantitative Management Associates LLC for
AST First Trust Capital Appreciation Target Portfolio
(Current Portfolio).
      Shares Voted         % Voted
For      467,761,869.730      90.713%
Against      18,098,380.844         3.509%
Abstain      29,789,981.688         5.777%

2.  To approve a new subadvisory agreement between the
Manager and Prudential Investment Management, Inc.
for the Current Portfolio.
      Shares Voted         % Voted
For      467,527,856.861      90.668%
Against      18,533,730.160         3.594%
Abstain      29,588,645.241         5.738%


AST Prudential RCM World Trends Portfolio (formerly, AST
Moderate Asset Allocation Portfolio)
At a special meeting of shareholders of the Portfolio held on March 22, 2013, shareholders of the Portfolio approved the following proposal:

1.  To approve an amended investment management agreement.

      Shares Voted         %Voted
For      315.138.617 .129       86.038%
Against       27,061.329.484       7.389%
Abstain       24,078.843.840       6.573%